The UBS Funds

Summary Prospectus Supplement | June 29, 2018

Includes:

•  UBS Dynamic Alpha Fund

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus with respect to the UBS Dynamic Alpha Fund (the "Fund") series of shares of The UBS Funds (the "Trust"), dated October 27, 2017, as follows:

At the recommendation of UBS Asset Management (Americas) Inc., the Fund's investment advisor, the Board of Trustees of the Trust approved the closure of Class C of the Fund and the automatic conversion of Class C shares of the Fund into Class A shares of the Fund (the "Conversion").

Effective on or about July 12, 2018 (the "Closure Date"), the Fund will cease offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, will not be permitted after the Closure Date.

Effective on or about October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of the Fund will be automatically converted into Class A shares of the Fund. From the Closure Date to the Conversion Date (the "Conversion Period"), the 12b-1 distribution fees (currently, 0.75% of average net assets) and any contingent deferred sales charges applicable to Class C shares will be waived; 12b-1 service fees (currently, 0.25% of average net assets) will continue to be assessed. During the Conversion Period, automatic reinvestment of Class C share dividends and capital gain distributions will continue and existing shareholders may exchange their Class C shares of the Fund for Class C shares of other UBS Family Funds, as permitted by existing exchange privileges. Upon the conversion of Class C shares into Class A shares, each Class C shareholder will own Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any contingent deferred sales charges applicable to Class C shares will be waived in connection with the conversion to Class A shares, and the 12b-1 service fee currently applicable to Class A shares will then apply to the converted shares. It is anticipated that the conversion of Class C shares into Class A shares will be tax-free for federal income tax purposes.

The Conversion will occur without any action being necessary from shareholders.

Accordingly, effective as of the Conversion Date, all references to Class C shares of the Fund in the Summary Prospectus are hereby deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.